Rule 497(d)

                                     FT 415


   Supplement to the Prospectus dated March 3, 2000, as amended June 1, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of ImClone Systems Inc. (Ticker: IMCL) have been removed from the portfolio of Genomics & Proteomics Portfolio Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus. In addition, except with respect to Genomics & Proteomics Select Portfolio Series and Genomics & Proteomics Portfolio Series, investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar fee charge is imposed will not be assessed the initial or deferred sales charge as described in the section entitled "Public Offering" in the Prospectus on the purchase of Trust Units. At the time of purchase Units pursuant to this provision you may elect to have distributions on your Units reinvested into additional Units of the Trust or distributed to you in cash. We reserve the right to limit or deny purchases of Units pursuant to this provision by investors whose frequent trading activity we determine to be detrimental to the Trust. Dealers and other selling agents will not receive a concession on sales described above, but such sales will be included in determining whether dealers are eligible to receive additional volume concessions.


January 29, 2002